    As filed with the Securities and Exchange Commission on August 28, 2003
                                                   Registration No. 333-
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               ------------------


                                 HOT TOPIC, INC.
             (Exact name of registrant as specified in its charter)

            California                                  77-0198182
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                               ------------------

                            18305 E. San Jose Avenue
                       City of Industry, California 91748
                    (Address of principal executive offices)

                               ------------------

                           1996 EQUITY INCENTIVE PLAN
                            (Full title of the plan)


                                  James McGinty
                             Chief Financial Officer
                                 Hot Topic, Inc.
                            18305 E. San Jose Avenue
                       City of Industry, California 91748
                                 (626) 839-4681
(Name, address, and telephone number, including area code, of agent for service)


                               ------------------

                                   Copies to:
                          M. Wainwright Fishburn, Esq.
                               COOLEY GODWARD LLP
                               4401 Eastgate Mall
                           San Diego, California 92121
                                 (858) 550-6000


                               ------------------


                                             CALCULATION OF REGISTRATION FEE

=========================== ======================== ======================== ======================== ========================

      TITLE OF EACH                                     PROPOSED MAXIMUM         PROPOSED MAXIMUM
   CLASS OF SECURITIES           AMOUNT TO BE               OFFERING                 AGGREGATE                AMOUNT OF
     TO BE REGISTERED           REGISTERED (1)         PRICE PER SHARE (2)      OFFERING PRICE (2)        REGISTRATION FEE
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
      Common Stock             1,850,000 shares              $33.46                 $61,901,000               $5007.79
     (no par value)
=========================== ======================== ======================== ======================== ========================


  (1) Pursuant to Rule 416(a) of the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement of Hot Topic, Inc. (the "Registrant") shall also register any additional shares of the Registrant's Common Stock that become issuable under the Company's 1996 Equity Incentive Plan, as amended (the "Plan") by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without receipt of consideration that increases the number of outstanding shares of the Registrant's Common Stock.

  (2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rules 457(c) and (h)(1) of the Securities Act. The price per share and aggregate offering price are based upon the average of the high and low prices of Registrant's Common Stock on August 26, 2003, as reported on the Nasdaq National Market.

                        INFORMATION REQUIRED PURSUANT TO
                        GENERAL INSTRUCTION E TO FORM S-8


         The contents of the following Registration Statements on Form S-8 are incorporated by reference herein: (i) No. 333-13875 filed with the Securities and Exchange Commission (the "SEC") on October 10, 1996; (ii) No. 333-58173 filed with the SEC on June 30, 1998; and (iii) No. 333-43992 filed with the SEC on August 17, 2000.



                                    EXHIBITS

EXHIBIT            DESCRIPTION
NUMBER
     4.1           Amended and Restated Articles of Incorporation. (1)

     4.2           Amended and Restated Bylaws. (2)

     4.3           Specimen stock certificate. (1)

     5.1           Opinion of Cooley Godward LLP.

    23.1           Consent of Ernst & Young LLP.

    23.2 Consent of Cooley Godward LLP is contained on Exhibit 5.1 to this Registration Statement.

    24.1 Power of Attorney is contained on the signature pages to this Registration Statement.

    99.1           1996 Equity Incentive Plan, as amended.

                  (1) Filed as an exhibit to the Registrant's Registration Statement on Form SB-2 (No. 333-5054- LA) and incorporated herein by reference.

                  (2) Filed as an exhibit to the Registrant's Annual Report on Form 10-K for the year ended February 3, 2001 and incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Industry, State of California, on August 26, 2003.


                                       HOT TOPIC, INC.


                                       By: /s/ James McGinty
                                           -------------------------------------
                                           James McGinty
                                           Chief Financial Officer and Secretary

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Elizabeth McLaughlin and James McGinty, and each or either one of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

          SIGNATURE                               TITLE                                 DATE
/s/ Elizabeth McLaughlin                Chief Executive Officer, President         August 26, 2003
--------------------------------        and Director (Principal Executive
Elizabeth McLaughlin                    Officer)


/s/ James McGinty                       Chief Financial Officer and                August 26, 2003
--------------------------------        Secretary (Principal Financial
James McGinty                           Officer)


/s/ George Wehlitz, Jr.                 Vice President, Controller                 August 26, 2003
--------------------------------        (Principal Accounting Officer)
George Wehlitz, Jr.


/s/ Bruce Quinnell                      Chairman of the Board                      August 26, 2003
--------------------------------
Bruce Quinnell


/s/ Edgar Berner                        Director                                   August 26, 2003
--------------------------------
Edgar Berner


/s/ Cynthia Cohen                       Director                                   August 26, 2003
--------------------------------
Cynthia Cohen


/s/ Corrado Federico                    Director                                   August 26, 2003
--------------------------------
Corrado Federico


/s/ Andrew Schuon                       Director                                   August 26, 2003
--------------------------------
Andrew Schuon

                                  EXHIBIT INDEX


EXHIBIT           DESCRIPTION
NUMBER

     4.1          Amended and Restated Articles of Incorporation. (1)

     4.2          Amended and Restated Bylaws. (2)

     4.3          Specimen stock certificate. (1)

     5.1          Opinion of Cooley Godward LLP.

    23.1          Consent of Ernst & Young LLP.

    23.2 Consent of Cooley Godward LLP is contained on Exhibit 5.1 to this Registration Statement.

    24.1 Power of Attorney is contained on the signature pages to this Registration Statement.

    99.1          1996 Equity Incentive Plan, as amended.


                  (1) Filed as an exhibit to the Registrant's Registration Statement on Form SB-2 (No. 333-5054- LA) and incorporated herein by reference.

                  (2) Filed as an exhibit to the Registrant's Annual Report on Form 10-K for the year ended February 3, 2001 and incorporated herein by reference.